Property and Equipment	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment

Note 9. Property and Equipment

Property and equipment consisted of the following (in thousands):

	As of December 31,
	2023	2022
		(As Restated)
Laboratory and manufacturing equipment	$13,141	$11,753
Office furniture and equipment	1,905	1,798
Computers and software	3,927	3,581
Leasehold improvements	13,074	13,688
Total cost	$32,047	$30,820
Less: accumulated depreciation	(14,121)	(11,009)
Property and equipment, net	$17,926	$19,811

The Company incurred depreciation expense of $4.7 million, $3.5 million, and $2.8 million for the years ended December 31, 2023, 2022, and 2021, respectively. Substantially all of the Company’s property and equipment is located in North America.

During the year ended December 31, 2023, the Company had $0.8 million of disposals related to equipment no longer being used by the Company. There were no material disposals during the years ended December 31, 2022, and 2021.

For the years ended December 31, 2023, and 2022, except for the recorded impairments related to leasehold improvements associated with two leased facilities not being used (refer to Note 15 — Leases for further discussion), the Company’s impairments were not material. There were no material impairments during the year ended December 31, 2021.

As of December 31, 2023, the Company capitalized $1.1 million of software development costs, all of which are included in the computers and software category above. Amounts capitalized as of December 31, 2022 and 2021 were not material. Depreciation of capitalized software costs for the years ended December 31, 2023, 2022, and 2021 was not material.